FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 16, 1998

                         Commission File Number 1-13123


                                METALS USA, INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                                           76-0533626
  (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                         Identification Number)

         THREE RIVERWAY, SUITE 600                                77056
              HOUSTON, TEXAS                                    (Zip Code)
(Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (713) 965-0990
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                                METALS USA, INC.

                                    FORM 8-K

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On March 3, 1998, Metals USA, Inc. (the "Company") and Pacific Metal Company ("Pacific") completed the necessary administrative approvals which permitted the Company and Pacific to complete the merger of the two companies that had been previously announced on February 17, 1998. In addition, the Company acquired two small metal processing companies which together with Pacific have combined net sales of approximately $99.3 million for the year ended December 31, 1997. The three companies were acquired for a combination of cash and stock. The consideration paid was determined by negotiations between appropriate representatives of the Company and the companies acquired. Total consideration for the acquisitions consisted of 1,098,877 shares of the Company's common stock and cash of $17.8 million. The cash component of the purchase price was paid with borrowings from a commercial bank.

    Pacific is a leading metals processor and distributor in the Pacific Northwest with 164 employees. Pacific has headquarters in Portland, Oregon and has six additional facilities located in Medford and Eugene, Oregon; Spokane and Tukwila, Washington; Boise, Idaho; and Billings, Montana. A majority of the Pacific's revenue is derived from aluminum and flat rolled steel processing, complimented by the processing of other specialty metals, such as stainless steel, brass and copper. Pacific had net sales during the year ended December 31, 1997 of approximately $85.9 million.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

        Financial statements of Pacific Metal Company, together with the report of independent public accountants thereon, are hereby incorporated by reference to the Post Effective Amendment No. 2 to the Company's Registration Statement on Form S-1 (Registration Statement No. 333-35575) filed with the Securities and Exchange Commission on February 20, 1998.

    (b) PRO FORMA FINANCIAL INFORMATION

        Pro forma financial information reflecting this acquisition is hereby incorporated by reference to the Post Effective Amendment No. 2 to the Company's Registration Statement on Form S-1 (Registration Statement No. 333-35575) filed with the Securities and Exchange Commission on February 20, 1998.

    (c)  EXHIBITS:

     10.0 Agreement and Plan of Merger dated as of February 16, 1998, by and among Metals USA, Inc., PMC Acquisition Corp., Pacific Metal Company and the Stockholders named therein.

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                                METALS USA, INC.

                                    FORM 8-K

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, who has signed this report on behalf of the Registrant.


                                         METALS USA, INC.




Date: March 16, 1998                     By:/s/ TERRY L. FREEMAN
                                                Terry L. Freeman
                                         Vice President and Corporate Controller